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                            Prudential Mutual Funds

             Prudential Index Series Fund--Prudential Stock Index Fund
                Supplement to Prospectuses dated November 30, 1998

The following paragraph replaces the second paragraph under 'Shareholder Guide--How to Buy Shares of the Fund--Eligible Purchasers':

    Class I shares of the Prudential Stock Index Fund are available for purchase by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b), respectively, of the Internal Revenue Code (collectively, Benefit Plans), provided that each Benefit Plan has at least $50 million in aggregate assets and an average participant account

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balance greater than $35,000. In addition, Benefit Plans with $150 million or more in aggregate assets are eligible to purchase Class I shares regardless of the average participant account balance. The term 'aggregate assets' as used in this paragraph includes all Benefit Plan assets of an employer and its affiliates for which Prudential Investments Retirement Services provides participant-level recordkeeping services.

The date of this supplement is June 8, 1999.

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